UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                                 AUGUST 24, 2004


                       FIRST MID-ILLINOIS BANCSHARES, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State of Other Jurisdiction of Incorporation)

                  0-13368                           37-1103704
           (Commission File Number)       (IRS Employer Identification No.)


                    1515 CHARLESTON AVENUE, MATTOON, IL 61938
           (Address Including Zip Code of Principal Executive Offices)

                                 (217) 234-7454
              (Registrant's Telephone Number, including Area Code)










Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written  communications  pursuant  to Rule 425 under the  Securities  Act
     (17CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.


Effective August 24, 2004, the Board of Directors of the Registrant appointed Joseph R. Dively to serve as a director of the Registrant and of the Registrant's banking subsidiary, First Mid-Illinois Bank & Trust, N.A., and to the Audit Committee and the Compensation Committee of the Registrant, as more particularly described in Exhibit 99.

Consolidated Communications, Inc., for which Mr. Dively is Senior Vice President and President of Telephone Operations, and its affiliates provided paging, long distance/800 and private line services, voice mail and customer premise equipment services to the Registrant in the amount of $436,653 during 2003.



Item 9.01.   Financial Statements and Exhibits.

(a)      None required
(b)      None required
(c)      Exhibits

         Exhibit 99 - Press release issued August 24, 2004

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.





                                      FIRST MID-ILLINOIS BANCSHARES, INC.



Date:  August 26, 2004                /s/ Michael L. Taylor

                                      Michael L. Taylor
                                      Vice President and Chief Financial Officer

                                INDEX TO EXHIBITS



Exhibit
Number            Description

--------------------------------------------------------------------------------
 99               Press release issued August 24, 2004

                                                                      Exhibit 99


TO:      PRESS

FR:      Bill Rowland
         CEO, First Mid-Illinois Bancshares, Inc.

DA:      8/24/04

RE:      Board Appointment

First Mid-Illinois Bancshares, Inc. has appointed Joseph R. Dively to its Board of Directors and to the Board of Directors of its banking subsidiary First Mid-Illinois Bank & Trust, N.A. He will also join the Audit Committee and the Compensation Committee of the Company. Dively, 45, is a resident of Charleston, Illinois and is Senior Vice President and President of Telephone Operations for Consolidated Communications, Inc., Mattoon, Illinois. Dively is a graduate of Eastern Illinois University and recently received an award as a distinguished alumnus of that University. He currently serves on the Boards of Directors of the Illinois State Chamber of Commerce, Sarah Bush Lincoln Health Systems and is past president of the Charleston Area Chamber of Commerce. Prior to joining Consolidated Communications in 1991, Dively had been employed by IBM and by Caterpillar Tractor.

First Mid-Illinois Bancshares, Inc. is headquartered in Mattoon and is the parent company for First Mid-Illinois Bank & Trust, N.A., The Checkley Agency, Inc., and Mid-Illinois Data Services, Inc. First Mid operates twenty-four banking centers in seventeen communities, including: Champaign, Urbana, Monticello, Mattoon, Charleston, Decatur, Effingham, Highland, Maryville, Neoga, Pocahontas, Sullivan, Altamont, Arcola, Tuscola, Taylorville, and De Land. More information about First Mid-Illinois Bancshares is available at www.firstmid.com.

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